Exhibit 21.1

SUBSIDIARIES OF WILLIS GROUP HOLDINGS LIMITED

Company Name	Country of Registration
Willis Investment UK Holdings Limited	England & Wales
Coyle Hamilton Willis Holdings Limited	Eire
Coyle Hamilton Group Limited	Eire
Chetumal Investments Limited	Eire
Loss Management Group Ireland Limited	Eire
Ascot Technologies Limited	Eire
Coyle Hamilton Willis Limited	Eire
Willis Risk Services (Ireland) Limited	Eire
Coyle Hamilton (Cork) Limited	Eire
Associated Insurance Services Limited	Eire
Coyle Hamilton Software Limited	Eire
Coyle Hamilton Hamilton Philips Limited	Eire
Coyle Hamilton Aquaculture Limited	Eire
Coyle Hamilton BC Financial Services Ireland Limited	Eire
Coyle Hamilton BC Holding Ireland Limited	Eire
Alexander Coyle Hamilton Limited	Eire
Coyle Hamilton BC Ireland Limited	Eire
Coyle Hamilton Developments Limited	Eire
Wickstrom Limited	Eire
Pensioneer Trustee Company of Ireland Limited	Eire
Argosy Insurance Company Limited	Eire
Risk Management Associates (Ireland) Limited	Eire
Hamilton & Hamilton 1972 Limited	Eire
Golfsure Limited	Eire
Coyle Hamilton Investment Intermediaries Limited	Eire
Coyle & Co. Insurance 1972 Limited	Eire
Coyle Hamilton International Limited	Eire
Checkyour Benefits Limited	Eire
Nesture Limited	Eire
Employee Benefits Limited	Eire
Willis Insurance Services (Ireland) Limited	Eire
Willis Risk Management (Ireland) Limited	Eire
Willis IIB Merger Company	U.S.A.
Willis Investment Holding (Bermuda) Limited	Bermuda
Willis (Bermuda) Limited	Bermuda
Willis Management (Bermuda) Limited	Bermuda
Willis Re Bermuda Limited	Bermuda
Willis Management (Cayman) Limited	Cayman Islands
Willis Management (Dublin) Limited	Eire
Willis Management (Guernsey) Limited	Guernsey
Willis Management (Isle of Man) Limited	Isle of Man
Willis Administration (Isle of Man) Limited	Isle of Man
Willis Re Labuan Limited	Malaysia
Willis Management (Malta) Limited	Malta
Willis Re (Mauritius) Limited	Mauritius
TA I Limited	England & Wales
Hilb Rogal & Hobbs UK Holdings Limited	England & Wales
Glencairn Group Limited	England & Wales
Glencairn LLC (Russia)	Russia
Glencairn Insurance Brokers LLC (Russia)	Russia

Glencairn MacDermott (Pty) Limited (Australia)	Australia
Glencairn UK Holdings Limited	England & Wales
Glencairn Limited	England & Wales
Glencairn No. 1 Limited	England & Wales
Glencairn Energy Limited	England & Wales
Glencairn Insurance Brokers (SA) Pty Limited	South Africa
TA II Limited	England & Wales
TA III Limited	England & Wales
Trinity Acquisition Limited	England & Wales
TA IV Limited	England & Wales
Willis Group Limited	England & Wales

THE FOLLOWING ARE THE SUBSIDIARIES OF WILLIS GROUP LIMITED

Company Name	Country of Registration
Willis North America, Inc	U.S.A.
Willis Services LLC	U.S.A.
Willis US Holding Company Inc	U.S.A.
Willis HRH Inc.	U.S.A.
Beiersdoerfer, Meadows, and Gould, Inc.	U.S.A.
Bliss and Glennon, Inc.	U.S.A.
Global Special Risks, LLC	U.S.A.
Ed Murray & Sons, Inc.	U.S.A.
Freberg & Company of Wyoming, Inc.	U.S.A.
Freberg Environmental, Inc	U.S.A.
Hilb Rogal & Hobbs Insurance Services of California, Inc.	U.S.A.
HRH Insurance Services of Nevada, Inc.	U.S.A.
HRH Investment Advisors, LLC	U.S.A.
HRH Investment Advisors, LLC	U.S.A.
G.A. Pearson & Associates, Insurance Brokers, Inc.	U.S.A.
Hilb Rogal & Hobbs Investment Company	U.S.A.
Hilb Rogal & Hobbs of Alabama, Inc.	U.S.A.
Hilb Rogal & Hobbs of Arizona, Inc.	U.S.A.
Hilb Rogal & Hobbs of Atlanta, Inc.	U.S.A.
Bay Technology Group, LLC	U.S.A.
Hobbs Group Insurance Brokers, LLC	U.S.A.
Hilb Rogal & Hobbs of Baltimore, Inc.	U.S.A.
Hilb Rogal & Hobbs of Chicago, Inc.	U.S.A.
Hobbs Group (NY), LLC	U.S.A.
Hilb Rogal & Hobbs of Chicagoland, Inc.	U.S.A.
Hilb Rogal & Hobbs of Colorado, Inc.	U.S.A.
Hilb Rogal & Hobbs of Connecticut, LLC	U.S.A.
Hilb Rogal & Hobbs of Florida, Inc.	U.S.A.
Hunt Insurance Group, LLC	U.S.A.
Insurance Consultants & Analysts, Inc.	U.S.A.
Hilb Rogal & Hobbs of Illinois, Inc.	U.S.A.
Hilb Rogal & Hobs of Kansas, Inc.	U.S.A.
Hilb Rogal & Hobbs of Massachusetts, LLC	U.S.A.
Hilb Rogal & Hobbs of Metropilitan Washington, Inc.	U.S.A.
Hilb Rogal & Hobbs of Nebraska, Inc.	U.S.A.
Kirklin & Company, LLC	U.S.A.
Hilb Rogal & Hobbs of New Jersey, LLC	U.S.A.
Ashurst Processing Agency, Inc.	U.S.A.
Hilb Rogal & Hobbs of Northern New England, Inc.	U.S.A.
Hilb Rogal & Hobbs of Ohio, LLC	U.S.A.
Hilb Rogal & Hobbs of Olkahoma, Inc.	U.S.A.
Hilb Rogal & Hobbs of Oregon, Inc.	U.S.A.
Nevin, Wakayama & Assoc., Inc.	U.S.A.
Hilb Rogal & Hobbs of Philadelphia, LLC	U.S.A.
Hilb Rogal & Hobbs of Pittsburgh, LLC	U.S.A.
Hilb Rogal & Hobbs of Savannah, Inc.	U.S.A.
Hilb Rogal & Hobbs of Tennessee, Inc.	U.S.A.
Hilb Rogal & Hobbs of Upstate New York, LLC	U.S.A.
Hilb Rogal & Hobbs of Virginia, Inc.	U.S.A.
Hilb Rogal & Hobbs Professional Practice Insurance Brokers, Inc.	U.S.A.
Hilb Rogal & Hobbs Realty Company	U.S.A.

Hilb Rogal & Hobbs of Texas, L.P. (1% owned by HRH Merger Company)	U.S.A.
Hilb Rogal & Hobbs of Amarillo, Inc.	U.S.A.
Hilb Rogal & Hobbs of Corpus Christi, Inc.	U.S.A.
Hilb Rogal & Hobbs of Dallas, Inc.	U.S.A.
Hilb Rogal & Hobbs of Houston, Inc.	U.S.A.
Hilb Rogal & Hobbs of Houston, Inc.	U.S.A.
Hilb, Rogal & Hobbs of San Antonio, Inc.	U.S.A.
Hilb Rogal & Hobbs Services Company	U.S.A.
Hobbs Group, Inc. (TX)	U.S.A.
Hobbs Group, LLC	U.S.A.
Westport HRH, LLC	U.S.A.
Westport Financial Services, L.L.C.	U.S.A.
Westport Insurance Agency, Inc.	U.S.A.
Westport Insurance Agency, LLC (DE)	U.S.A.
Westport Insurance Agency, LLC (TX)	U.S.A.
Westport Insurance Brokerage, LLC	U.S.A.
HRH Charitable Foundation	U.S.A.
HRH Consulting, LLC	U.S.A.
HRH E&S Services, LLC	U.S.A.
HRH Merger Company	U.S.A.
HRH Metro Northeast, LLC	U.S.A.
HRH Michigan, Inc.	U.S.A.
HRH Wisconsin, Inc.	U.S.A.
MacLean, Oddy & Assocaiates, Inc.	U.S.A.
HRH Risk Mitigation, Inc.	U.S.A.
HRH Securities, LLC	U.S.A.
Kalvin-Miller Holdings, LLC	U.S.A.
Hilb Rogal & Hobbs of New York, LLC	U.S.A.
HRH Consulting Group, LLC	U.S.A.
KAMMSAC International, LLC	U.S.A.
Property Owners & Managers Purchasing Group, Inc.	U.S.A.
Lees Preston Fairy (Holdings) Limited	England & Wales
HRH (London) Limited	England & Wales
NIB (Holdings Limited	England & Wales
NIB (UK) Limited	England & Wales
Barnfield Swift & Keating LLP	England & Wales
Contessa Limited	England & Wales
Oakley Holdings Limited	England & Wales
HRH Reinsurance Brokers Limited	England & Wales
K Evans & Associates Limited	England & Wales
New World E&S, LLC	U.S.A.
Philadelphia Benefits LLC	U.S.A.
Premium Funding Associates, Inc.	U.S.A.
Premium Funding Associates of New York, Inc. (dissolved 11/10/2008)	U.S.A.
Smith, Bell & Thompson, Inc.	U.S.A.
SB&T Captive Management Company	U.S.A.
Summit Risk Management and Insurance Services, Inc.	U.S.A.
The Managing Agency Group, Inc.	U.S.A.
Zutz Associaties, Inc.	U.S.A.
Zutz Risk Management, Inc.	U.S.A.
Harry David Zutz Insurance, Inc.	U.S.A.
Zutz Financial Services, Inc.	U.S.A.
Zutz and Comnpany, Ltd.	U.S.A.
Professional Liability Insurance, Inc.	U.S.A.
Willis of Michigan, Inc.	U.S.A.

Baccala & Shoop Insurance Services	U.S.A.
Willis Securities, Inc.	U.S.A.
WF Corroon Corporation - Great Lakes	U.S.A.
WF Corroon Corporation — Texas	U.S.A.
Willis Administrative Services Corporation	U.S.A.
Willis Affinity Programs of Colorado, Inc.	U.S.A.
Willis Affinity Programs of Nevada, Inc.	U.S.A
Willis of Louisville, Inc.	U.S.A.
Willis Corroon Corporation of Sacramento	U.S.A.
Willis of Tennessee, Inc.	U.S.A.
Willis North American Holding Company	U.S.A.
InsuranceNoodle Inc.	U.S.A.
InsuranceNoodle of Massachusettes, Inc.	U.S.A.
Willis Special Risks, Inc. (Louisiana)	U.S.A.
Global Special Risks, Inc. of New York	U.S.A.
Willis Special Risks, Inc. (Texas)	U.S.A.
Willis Affinity Programs Midwest, Inc.	U.S.A.
Queenswood Properties Inc	U.S.A.
Willis Americas Administration, Inc.	U.S.A.
Willis of Alaska, Inc.	U.S.A.
Willis of Arizona, Inc.	U.S.A.
Willis Insurance Services of California, Inc.	U.S.A.
Willis Consulting Services of California, Inc.	U.S.A.
Willis Insurance Services of the Bay Area, Inc.	U.S.A.
Willis Insurance Services of Southern California, Inc.	U.S.A.
Willis Insurance Services of Georgia, Inc.	U.S.A.
Willis of Greater Texas, Inc.	U.S.A.
Willis of Texas, Inc.	U.S.A.
Willis Life, Inc.	U.S.A.
Willis Management (Vermont) Limited	U.S.A
Willis Re Inc	U.S.A.
Willis Holding Corp. A	U.S.A.
Willis Processing Services, Inc.	U.S.A.
Special Contingency Risks, Inc.	U.S.A.
Willis of Illinois, Inc.	U.S.A.
Willis of Kansas, Inc.	U.S.A.
Willis of Louisiana, Inc.	U.S.A.
Willis of Maryland, Inc.	U.S.A.
Willis of Massachusetts, Inc.	U.S.A.
Willis of Minnesota, Inc.	U.S.A.
Willis of Mississippi, Inc.	U.S.A.
Willis of Missouri, Inc.	U.S.A.
Willis of Alabama, Inc.	U.S.A.
Willis of Nevada, Inc.	U.S.A.
Willis of New Hampshire, Inc.	U.S.A.
Willis of New Jersey, Inc	U.S.A.
Willis of New York, Inc.	U.S.A.
Willis IIB, Inc.	U.S.A.
Willis Finance Limited	England & Wales
Willis Financial Limited	England & Wales
Willis of North Carolina, Inc.	U.S.A.
Willis of Ohio, Inc.	U.S.A.
Willis Life Insurance Agency of Ohio, Inc.	U.S.A.
Willis of Oregon, Inc.	U.S.A.
Willis of Pennsylvania, Inc.	U.S.A.
Willis Benefits of Pennsylvania, Inc.	U.S.A.

Willis of Seattle, Inc.	U.S.A.
Willis Insurance Brokerage of Utah, Inc.	U.S.A.
Willis of Wisconsin, Inc.	U.S.A.
Willis UK Investments (registered unlimited 16.06.2006)	England & Wales
Coyle Hamilton Holdings (UK) Limited	England & Wales
Richardson Hosken Holdings Limited	England & Wales
Coyle Hamilton (Insurance Brokers) Limited	England & Wales
Richardson Hosken Limited	England & Wales
Coyle Hamilton (N.I.) Limited	Eire
Sovereign Marine & General Insurance Company Limited (in scheme of arrangement)	England & Wales
Greyfriars Insurance Company Limited	England & Wales
Associated International Insurance (Bermuda) Limited	Bermuda
Sovereign Insurance (UK) Limited	England & Wales
Al-Futtaim Willis Co. L.L.C. (Held on trust for Willis International)	Dubai
AF Willis Bahrain W.L.L.	Bahrain
AF Willis Bahrain E.C.	Bahrain
Willis Saudi Arabia Company LLC	Saudi Arabia
Willis Insurance Brokers Co. Ltd.	China, PRC
Harrap Brothers Life & Pensions Limited	England & Wales
Willis Holding GmbH (Held on trust for WEBV)	Germany
Willis Re Beteiligungsgesellschaft mbH	Germany
Willis GmbH & Co., K.G.	Germany
InterRisk Risiko-Management-Beratung GmbH	Germany
Willis Assekuranz GmbH	Germany
JWA Marine GmbH	Germany
JWA Finanzkonzepte GmbH	Germany
C Wuppesahl Finanzversicherungsmakler GmbH	Germany
Willis Re GmbH & Co., K.G.	Germany
Willis Japan GmbH	Germany
Willis Pension Trustees Limited	England & Wales
Willis Faber Limited	England & Wales
Willis Limited	England & Wales
Bloodstock & General Insurance Services Limited	England & Wales
Claims and Recovery Services Limited	England & Wales
Hughes-Gibb & Company Limited	England & Wales
Special Contingency Risks Limited	England & Wales
W.I.R.E. Limited	England & Wales
W.I.R.E. Risk Information Limited	England & Wales
Willis Corporate Secretarial Services Limited	England & Wales
Willis UK Limited	England & Wales
Goodhale Limited	England & Wales
VEAGIS Limited	England & Wales
Willis Corroon Cargo Limited	England & Wales
Willis Corroon Construction Risks Limited	England & Wales
Willis Corroon (FR) Limited	England & Wales
Willis Harris Marrian Limited	N. Ireland
Willis Transportation Risks Limited	England & Wales
Willis Scotland Limited	Scotland
Willis First Response Limited	England & Wales
Willis International Limited	England & Wales
Asmarin Verwaltungs AG	Switzerland
Willis AG	Switzerland
BRP Risk Consulting and Partner AG	Switzerland
Friars Street Insurance Limited	Guernsey
Trinity Square Insurance Limited	Gibraltar

Meridian Insurance Company Limited	Bermuda
Venture Reinsurance Company Limited	Barbados
Willis (Bermuda) 2 Limited	Bermuda
Willis CIS Insurance Broker LLC	Russia
Willis Corretaje de Reaseguros S.A.	Venezuela
Willis Overseas Investments Limited	England & Wales
Willis Corroon (Jersey) Limited	Jersey
Willis Management (Gibraltar) Limited	Gibraltar
Willis Corroon Management (Luxembourg) S.A.	Luxembourg
WFD Servicios S.A. de C.V. (Willis Europe BV 40%)	Mexico
Willis Overseas Brokers Limited	England & Wales
Willis Overseas Limited	England & Wales
Willis Insurance Brokers LLC	Ukraine
Willis Europe B.V. (33.42% held by Willis Overseas Investments Limited)	England & Wales
Willis SA	Argentina
Herzfeld Willis S.A.	Argentina
Asifina S.A.	Argentina
Risco S.A.	Argentina
Willis Australia Holdings Limited	Australia
Richard Oliver International Limited	England & Wales
Richard Oliver International Pty Limited	Australia
Richard Oliver Underwriting Managers Pty Limited	Australia
Trinity Processing Services (Australia) Pty Ltd	Australia
Willis Australia Limited	Australia
Richard Oliver International Limited	England & Wales
Willis Employee Benefits Pty Limited	Australia
Willis Reinsurance Australia Limited	Australia
Willis Australia Group Services Pty Limited	Australia
Richard Oliver Underwriting Managers Pty Limited	Australia
Willis GmbH	Austria
WFB Participacoes Ltda	Brazil
Sertec Servicos Tecnicos de Inspecao, Levantamentos e Avaliacoes Ltda (30% held by Wilis Corretores de Seguros Ltda)	Brazil
Willis Corretores de Seguros Limitada (4.45% held by WFB Participacoes Ltda)	Brazil
KR Athos Consultoria e Corretora de Seguros de Vida Limitada	Brazil
Willis Affinity Corretores de Seguros Limitada (0.97% held by	Brazil
York Vale Corretora e Administradora de Seguros Limitada	Brazil
Willis Consultoria em Resseguros Limitada	Brazil
Willis Insurance Brokers (B) Sdn Bhd	Brunei
Willis Holding Company of Canada Inc	Canada
MHR International Inc	Canada
Willis Canada Inc.	Canada
177637 Canada Inc.	Canada
Willis Corroon Aerospace of Canada Limited	Canada
Willis Faber Chile Limitada (1% held by WIH Ltd)	Chile
Willis Corredores de Reaseguro Limitada (1% held by Willis Insurance Services S.A.)	Chile
Willis Insurance Services S.A. (4% held by WIH Limited)	Chile
Willis Colombia Corredores de Seguros S.A.	Colombia
Willis Corredores de Reaseguros S.A.	Colombia
J.R.C. Metropolitan Trust Holdings Limited (60% owned by Gras Savoye SA)	Cyprus
Gras Savoye Willis Net Trust Insurance Agency Services SA (0.01% held by Willis Kendriki SA)	Greece

Willis sro	Czech Republic
Willis A/S	Denmark
Willis Forsikringsservice I/S	Denmark
Willis I/S	Denmark
Willis Re Nordic Reinsurance Broking (Denmark) AS	Denmark
Kindlon Ryan Insurances Limited	Eire
Willis Gras Savoye Re S.A. (Gras Savoye & Cie owns 49.9%)	France
Gras Savoye & Cie (represents 47.63% of voting capital)	France
Gras Savoye Willis S.A. (owned 59% Gras Savoye SA & 1% Herve Leboucher)	Greece
Cargotrust Insurance Brokers Limited (2.5% owned by Willis Kendriki SA)	Greece
Willis Kendriki SA (60% owned by Gras Savoye SA)	Greece
Willis Hong Kong Limited	Hong Kong
ACP Insurance Brokers Limited	Hong Kong
Willis Kft	Hungary
Trinity Computer Processing (India) Private Limited	India
Willis India Insurance Brokers Private Limited	India
PT Willis Indonesia	Indonesia
Willis Re Southern Europe S.p.A	Italy
Willis Italia S.p.A	Italy
Consorzio Padova 55	Italy
Willis Nord Est S.r.l.	Italy
Willis Korea Limited	Korea
Willis (Malaysia) Sdn Bhd	Malaysia
Willis Agente de Seguros y Fianzas, S.A. de C.V.	Mexico
Willis Mexico Intermediario de Reaseguro S.A. de C.V.	Mexico
Rontarca-Prima Consultores C.A.	Venezuela
Willis Nederland B.V.	Netherlands
Willis B.V.	Netherlands
Willis Global Markets B.V.	Netherlands
Rontarca Prima, Willis, C.A.	Venezuela
Plan Administrativo Rontarca Salud, C.A.	Venezuela
Asesor Auto 911, C.A.	Venezuela
C.A. Prima	Venezuela
Scheuer Verzekeringen B.V.	Netherlands
Willis New Zealand Limited	New Zealand
Willis AS	Norway
Willis Forsikringspartner AS	Norway
Heyerdahl Partners AS	Norway
Willis Re Nordic Reinsurance Broking (Norway) AS	Norway
Willis Corredores de Seguros SA	Peru
Willis Corredores de Reaseguros SA	Peru
Willis Polska S.A.	Poland
Willis (Singapore) Pte Limited	Singapore
Willis Management (Laubuan) Limited	Malaysia
Willis Management (Singapore) Pte Limited	Singapore
Richard Oliver International Pty Limited	Hong Kong
Willis South Africa (Pty) Limited	South Africa
Willis Re (Pty) Limited	South Africa
Motheo Reinsurance Consultants (Pty) Limited	South Africa
Willis Faber Anclamar S.A.	Spain
Bolgey Holding S.A.	Spain
Willis Iberia Correduria de Seguros y Reaseguros SA	Spain
Willis Consulting SL	Spain
Willis Corretores de Seguros SA	Portugal

Claim Management Administrator, S.L.	Spain
Willis S & C c Correduria de Seguros y Reaseguros SA (Barcelona)	Spain
Willis ANDAL Correduria de Seguros y Reaseguros SA(Seville)	Spain
CXG Willis Correduria de Seguros S.A.	Spain
Willis Holding AB	Sweden
Willis AB	Sweden
Willis Management (Stockholm) AB	Sweden
Willis Förvaltnings AB	Sweden
Willis Employee Benefits AB	Sweden
Willis OY AB	Finland
Willis Faber AG	Switzerland
Willis (Taiwan) Limited	Taiwan
Multi-Risk Consultants (Thailand) Limited	Thailand
Johnson & Higgins Willis Faber Holdings, Inc.	U.S.A.
Willis Faber Advisory Services Limited	Zambia
Arbuthnot Insurance Services Limited	England & Wales
Carter, Wilkes & Fane (Holding) Limited	England & Wales
Carter,Wilkes & Fane Limited	England & Wales
C.H. Jeffries (Insurance Brokers) Limited	England & Wales
C.H. Jeffries (Holdings) Limited	England & Wales
C.H. Jeffries (Risk Management) Limited	England & Wales
C.R. King & Partners Limited	England & Wales
Durant, Wood Limited	England & Wales
Friars Street Trustees Limited	England & Wales
International Claims Bureau Limited	England & Wales
Invest for School Fees Limited	England & Wales
Johnson Puddifoot & Last Limited	England & Wales
Lloyd Armstrong & Ramsey Limited	Eire
Martin Boag & Co Limited	England & Wales
Matthews Wrightson & Co Limited	England & Wales
McGuire Insurances Limited	Northern Ireland
Mercantile U.K. Limited	England & Wales
Opus Holdings Limited	England & Wales
Opus Pension Trustees Limited	England & Wales
Opus London Market Limited	England & Wales
Opus Insurance Services Limited	England & Wales
Opus Compliance Services Limited	England & Wales
Opus Health and Safety Limited	England & Wales
Thirdreel Limited	England & Wales
Run-Off 1997 Limited	England & Wales
RCCM Limited	England & Wales
Stewart Wrightson International Group Limited	England & Wales
Stephenson’s Campus (Berwick) Limited	England & Wales
Stewart Wrightson (Overseas Holdings) Limited	England & Wales
Bradbury Channel Limitada	Chile
Stewart Wrightson (Regional Offices) Limited	England & Wales
Stewart Wrightson Group Limited	England & Wales
Trinity Processing Services Limited	England & Wales
Willis Risk Management Limited	England & Wales
Willis Asia Pacific Limited	England & Wales
Willis Consulting Limited	England & Wales
Willis Structured Financial Solutions Limited	England & Wales
Willis ESOP Management Limited	Jersey
Willis Japan Limited	England & Wales

Willis Japan Holdings KK	Japan
Willis Japan Services KK	Japan
Willis Japan Insurance Broker KK	Japan
Willis Consulting KK	Japan
Willis Corroon Licensing Limited	England & Wales
Willis Employee Benefits Limited	England & Wales
Willis Faber & Dumas Limited	England & Wales
Willis Corroon Financial Planning Limited	England & Wales
Willis Safety Solutions Limited	England & Wales
Willis Corporate Director Services Limited	England & Wales
Willis Group Services Limited	England & Wales
Ropepath Limited	England & Wales
Sailgold Limited	England & Wales
World Insurance Network Inc,	U.S.A.
Willis Corroon Nominees Limited	England & Wales
Willis Group Medical Trust Limited	England & Wales
Willis Faber Underwriting Agencies Limited	England & Wales
Devonport Underwriting Agency Limited	England & Wales
Willis Faber (Underwriting Management) Limited	England & Wales
Willis Faber Underwriting Services Limited	England & Wales
Willis Faber UK Group Limited	England & Wales
Appliance Serviceplan Limited	Isle of Man
Willis China Limited	England & Wales
Willis Corroon North Limited	England & Wales